UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Raymond James Financial, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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Your Vote Counts!
RAYMOND JAMES FINANCIAL, INC.
2022 Annual Meeting
Vote by February 23, 2022 11:59 PM ET
RAYMOND JAMES FINANCIAL, INC. 880 CARILLON PARKWAY
ST. PETERSBURG, FL 33716
D64007-P64542-Z81555
You invested in RAYMOND JAMES FINANCIAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 24, 2022.
Get informed before you vote
View the Notice and Proxy Statement and the 2021 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
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Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
February 24, 2022 4:30 P.M., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/RJF2022
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. ELECTION OF DIRECTORS
Nominees:
1a. Marlene Debel For 1b. Robert M. Dutkowsky For 1c. Jeffrey N. Edwards For 1d. Benjamin C. Esty For 1e. Anne Gates For 1f. Thomas A. James For 1g. Gordon L. Johnson For 1h. Roderick C. McGeary For 1i. Paul C. Reilly For 1j. Raj Seshadri For 1k. Susan N. Story For
2. Advisory vote to approve executive compensation. For
3. To approve the following amendments to our Articles of Incorporation:
3a. Increase the number of authorized shares; For 3b. Restate or revise certain provisions governing the capital stock of the company; and For 3c. Make certain miscellaneous updates. For
4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. For In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
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D64008-P64542-Z81555